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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) March 23, 1999
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                         Corporate Asset Backed Corporation
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               (Exact name of registrant as specified in its charter)

           DELAWARE                 33-91744                16-1057879
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 (State or other jurisdiction     (Commission)           (I.R.S. employer
       of incorporation)          file number)          identification no.)


      c/o PaineWebber Incorporated,
      1285 Avenue of the Americas, 11th Floor
      New York, New York                                                10019
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(Address of principal executive offices)                              (Zip code)


Registrant's telephone number, including area code (212) 713-2841
                                                   --------------

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            (Former name or former address, if changed since last report)
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Item 1.     Changes in Control of Registrant.

            Not Applicable.

Item 2.     Acquisition or Disposition of Assets.

            Not Applicable.

Item 3.     Bankruptcy or Receivership.

            Not Applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

            Not Applicable.

Item 5.     Other Events.

            United States Trust Company of New York is designated to act as Trustee for offerings for which the registrant acts as depositor.

Item 6.     Resignations of Registrant's Directors.

            Not Applicable.

Item 7.     Financial Statements, Pro-Forma Financial Information and Exhibits.

            (a)  Not Applicable.

            (b)  Not Applicable.

            (c)  Exhibits.

            99.1 Form T-1 -- Statement of Eligibility Under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee

Item 8.     Change in Fiscal Year.

            Not Applicable.


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                                     SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               CORPORATE ASSET BACKED
                               CORPORATION


                               By: /s/ Thomas C. Naratil
                                   -----------------------------
                               Name: Thomas C. Naratil
                               Title: President, CEO & Executive Vice President

Dated: March 23, 1999


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                                    EXHIBIT INDEX


Exhibit

99.1 Form T-1 -- Statement of Eligibility Under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee


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